UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 24, 2023

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-35968

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)
(319) 356-5800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	MOFG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.     Results of Operations and Financial Condition.
On January 26, 2023, MidWestOne Financial Group, Inc. (the “Company”) issued a press release announcing its earnings for the three months and year ended December 31, 2022. The press release is furnished herewith as Exhibit 99.1.
The information in this item and the attached press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.
Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 24, 2023, the Company entered into a letter agreement with Charles N. Funk, whose retirement from the position of Chief Executive Officer was announced in 2022, in connection with the transition planning process previously undertaken by the Company’s Board of Directors pursuant to which Mr. Funk’s successor was appointed. Pursuant to the letter agreement, Mr. Funk will serve in the role of Special Advisor to CEO until April 27, 2023, at which time he will retire from employment with the Company. During the transition period covered by the letter agreement, Mr. Funk will receive a base salary and will continue to be eligible for annual incentive bonuses, including with respect to that portion of calendar year 2023 during which he remains employed with the Company.
The foregoing description of the letter agreement is qualified in its entirety by the terms and conditions of such document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 8.01.    Other Events.
The Board of Directors of the Company declared a cash dividend of $0.2425 per common share on January 24, 2023. The dividend is payable March 15, 2023, to shareholders of record at the close of business on March 1, 2023.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

10.1	Letter Agreement, dated January 24, 2023, from the Compensation Committee of the Board of Directors of MidWestOne Financial Group, Inc., to Charles N. Funk regarding compensation matters.
99.1	MidWestOne Financial Group, Inc. press release dated January 26, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP, INC.

Dated:	January 26, 2023	By:	/s/ BARRY S. RAY
Barry S. Ray
Chief Financial Officer